[LOGO] FIRST AMERICAN FUNDS(TM)        MAY 1, 2003


                                       PROSPECTUS
                                       FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                       ASSET CLASS - STOCK FUNDS





                  INSURANCE PORTFOLIOS
                       CLASS IB SHARES


                                       LARGE CAP GROWTH PORTFOLIO
                                       MID CAP GROWTH PORTFOLIO










AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE PORTFOLIOS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF
CONTENTS


PORTFOLIO SUMMARIES
--------------------------------------------------------------------------------
   Large Cap Growth Portfolio                                                2
--------------------------------------------------------------------------------
   Mid Cap Growth Portfolio                                                  4
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
   Buying and Selling Shares                                                 6
--------------------------------------------------------------------------------
   Managing Your Investment                                                  6
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
   Management                                                                7
--------------------------------------------------------------------------------
   More About The Portfolios                                                 8
--------------------------------------------------------------------------------
   Financial Highlights                                                     10
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                Back Cover
--------------------------------------------------------------------------------

PORTFOLIO SUMMARIES

INTRODUCTION

This section of the prospectus describes the objectives of the portfolios, summarizes the main investment strategies used by each portfolio in trying to achieve its objectives, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the portfolios directly. Shares of the portfolios may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

AN INVESTMENT IN THE PORTFOLIOS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             1  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Portfolio's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Portfolio invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $234 million to $259 billion as of March 31, 2003, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

o    above average growth in revenue and earnings.

o    strong competitive position.

o    strong management.

o    sound financial condition.

In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio's return.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio's permissible investments in U.S. domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio's advisor when entering into the derivative instruments.

                             2  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

LARGE CAP GROWTH PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Illustrations below provide you with information on the portfolio's volatility and performance. Of course, the portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart is intended to show you how performance of the portfolio's shares has varied from year to year. However, because Class IB shares of the portfolio were first offered in 2001, only one calendar year of information is available. The table compares the portfolio's performance over different time periods to that of the portfolio's benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, the performance of the portfolio would be reduced.

LARGE CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

-30.13%
--------
 2002

Best Quarter:
Quarter ending:   December 31, 2002       6.37%

Worst Quarter:
Quarter ending:   June 30, 2002        (19.16)%

AVERAGE ANNUAL TOTAL RETURNS          Inception                          Since
AS OF 12/31/02                             Date       One Year       Inception
--------------------------------------------------------------------------------
Large Cap Growth Portfolio (Class IB)    5/2/01         (30.13)%        (28.84)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(2)                            (27.88)%        (23.55)%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/03 through 3/31/03 was (2.24)%.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 5/31/01.

                             3  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Portfolio has an objective of capital appreciation.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Portfolio invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor's MidCap 400 Index (S&P 400 Index). This index measures the performance of 400 selected common stocks representing the middle capitalization segment of the U.S. stock market. As of March 31, 2003, market capitalizations of companies in the S&P 400 Index ranged from approximately $162 million to $8.3 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o   above average growth in revenue and earnings.

o   strong competitive position.

o   strong management.

o   sound financial condition.

In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio's return.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio's permissible investments in United States domestic securities.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio's advisor when entering into the derivative instruments.

                             4  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

PORTFOLIO SUMMARIES

MID CAP GROWTH PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Illustrations below provide you with information on the portfolio's volatility and performance. Of course, the portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart is intended to show you how performance of the portfolio's shares has varied from year to year. However, because Class IB shares of the portfolio were first offered in 2001, only one calendar year of information is available. The table compares the portfolio's performance over different time periods to that of the portfolio's benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, the performance of the portfolio would be reduced.

MID CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

 -29.29%
--------
  2002

Best Quarter:
Quarter ending:   December 31, 2002      8.30%

Worst Quarter:
Quarter ending:   June 30, 2002        (17.86)%

AVERAGE ANNUAL TOTAL RETURNS          Inception                          Since
AS OF 12/31/02                             Date       One Year       Inception
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Class IB)      5/2/01         (29.29)%        (26.87)%
--------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index(2)                   (14.51)%        (10.55)%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(3)                          (27.41)%        (22.62)%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/03 through 3/31/03 was (1.64)%.

(2) An unmanaged, capitalization weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. Previously, the portfolio used the Russell Midcap Growth Index. Going forward, the portfolio will use the Standard & Poor's MidCap 400 Index as a comparison, because its composition better matches the portfolio's investment objective and strategies. The since inception performance of the index is calculated from 5/31/01.

(3) An unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 5/31/01.

                             5  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

POLICIES & SERVICES

BUYING AND SELLING SHARES

Shares of the portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the portfolios directly. Please refer to the accompanying prospectus of the participating insurance company for more information on how to select the portfolios as an investment option.

Your participating insurance company is the portfolios' designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The portfolios do not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the portfolios in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of portfolio shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See "Calculating Your Share Price" for more information. Only the participating insurance companies that hold portfolio shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the portfolio to request a purchase or redemption of portfolio shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

CALCULATING YOUR SHARE PRICE. Your share price is based on the portfolio's NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A portfolio's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of portfolio shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the portfolios' Board of Directors.

Portfolios may hold securities that trade on weekends or other days when the portfolio does not price its shares. Therefore, the net asset value of a portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.

--------------------------------------------------------------------------------
MANAGING YOUR INVESTMENT

TAXES. For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the portfolio from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

DIVIDENDS AND DISTRIBUTIONS. Dividends from the portfolios' net investment income and distributions from the portfolios' realized capital gains, if any, are declared and paid once each calendar year. The portfolios have no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be reinvested in full or fractional shares of the portfolio paying the distribution at NAV.

DISTRIBUTION PLAN. First American Insurance Portfolios has adopted a Distribution Plan covering the Class IB shares of each portfolio. Under that plan, Class IB shares of each portfolio pay an annual distribution or "12b-1" fee that equals up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolios' distributor, to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
POTENTIAL CONFLICTS OF INTEREST

Shares of the portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The portfolios currently do not foresee any such conflict. However, the Board of Directors of the portfolios intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies' separate accounts might be required to withdraw its investments in the portfolios. This might force the portfolios to sell securities at disadvantageous prices.

                             6  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the portfolios' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of December 31, 2002, U.S. Bancorp Asset Management and its affiliates had more than $113 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the portfolios' business and investment activities, subject to the authority of the portfolios' board of directors.

Each portfolio pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the portfolios' most recently completed fiscal year.

                                                                    Advisory Fee
                                                              As A Percentage Of
                                                                   Average Daily
                                                                   Net Assets(1)
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO                                                 0.00%
MID CAP GROWTH PORTFOLIO                                                   0.00%
--------------------------------------------------------------------------------

(1) For the fiscal year ended December 31, 2002, the contractual advisory fee rate for Large Cap Growth Portfolio and Mid Cap Growth Portfolio, was 0.65% and 0.70%, respectively.

INVESTMENT ADVISOR

U.S. BANCORP ASSET MANAGEMENT, INC.
800 NICOLLET MALL
MINNEAPOLIS, MN 55402

PORTFOLIO MANAGEMENT

Each portfolio's investments are managed by a team of persons associated with U.S. Bancorp Asset Management.

                             7 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------
OBJECTIVES

The portfolios' objectives, which are described in the "Portfolio Summaries" section, may be changed without shareholder approval. If a portfolio's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any portfolio will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The portfolios' main investment strategies are discussed in the "Portfolio Summaries" section. These are the strategies that the portfolios' investment advisor believes are most likely to be important in trying to achieve the portfolios' objectives. You should be aware that each portfolio may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call your participating insurance company.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each portfolio may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios' advisor. Being invested in these securities may keep a mutual fund from participating in a market upswing and prevent the portfolio from achieving its investment objectives.

PORTFOLIO TURNOVER. Investment managers for the portfolios may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of commissions or mark-ups to broker-dealers that the portfolio pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each portfolio's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the portfolios are summarized in the "Portfolio Summaries" section. More information about portfolio risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each portfolio is subject to the particular risks of the sector in which it principally invests.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

FOREIGN SECURITY RISK. Large Cap Growth Portfolio and Mid Cap Growth Portfolio may each invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT. Each portfolio is actively managed and performance therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the portfolios' respective investment

                             8  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

MORE ABOUT THE PORTFOLIOS CONTINUED

objectives. Due to their active management, the portfolios could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a portfolio loans its securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the portfolios enter into loan arrangements only with institutions which the portfolios' advisor has determined are creditworthy under guidelines established by the portfolios' Board of Directors.

RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a portfolio to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the portfolio's initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the portfolio worse off than if it had not entered into the position. If a portfolio uses derivative instruments and the advisor's judgment proves incorrect, the portfolio's performance could be worse than if it had not used these instruments.

                             9 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This information is intended to help you understand the financial performance of each portfolio's Class IB shares for the period of operations for that class. Some of this information reflects financial results for a single portfolio share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a portfolio, assuming you reinvested all your dividends and distributions.

The information for Large Cap Growth Portfolio and Mid Cap Growth Portfolio for the fiscal periods ended December 31, 2002, and December 31, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolios' financial statements, is included in the portfolios' annual report, which is available upon request.

LARGE CAP GROWTH PORTFOLIO

                                                      Fiscal year           Fiscal period
                                                         ended                  ended
                                                   December 31, 2002     December 31, 2001(1)
---------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $   5.74               $   7.07
                                                       --------               --------
Investment Operations:
 Net Investment Income                                       --                     --
 Net Gains on Investments
  (both realized and unrealized)                          (1.73)                 (1.33)
                                                       --------               --------
 Total From Investment Operations                         (1.73)                 (1.33)
                                                       --------               --------
Less Distributions:
 Dividends (from net investment income)                      --                     --
 Distributions (from net realized gains)                     --                     --
                                                       --------               --------
 Total Distributions                                         --                     --
                                                       --------               --------
Net Asset Value, End of Period                         $   4.01               $   5.74
                                                       ========               ========
Total Return                                             (30.13)%               (18.79)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $    342               $     22
Ratio of Expenses to Average Net Assets                    1.15%                  1.15%
Ratio of Net Income to Average Net Assets                 (0.05)%                (0.20)%
Ratio of Expenses to Average Net Assets
 (excluding waivers and reimbursements)                    3.45%                  2.79%
Ratio of Net Income to Average Net Assets
 (excluding waivers and reimbursements)                   (2.35)%                (1.84)%
Portfolio Turnover Rate                                      66%                   104%
---------------------------------------------------------------------------------------------

(1) Class IB shares have been offered since May 3, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

                            10  PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS CONTINUED

MID CAP GROWTH PORTFOLIO

                                                      Fiscal year           Fiscal period
                                                         ended                  ended
                                                   December 31, 2002     December 31, 2001(1)
---------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                   $   7.75               $   9.23
                                                       --------               --------
Investment Operations:
 Net Investment Income                                    (0.03)                 (0.01)
 Net Gains on Investments
  (both realized and unrealized)                          (2.24)                 (1.47)
                                                       --------               --------
 Total From Investment Operations                         (2.27)                 (1.48)
                                                       --------               --------
Less Distributions:
 Dividends (from net investment income)                      --                     --
 Distributions (from net realized gains)                     --                     --
                                                       --------               --------
 Total Distributions                                         --                     --
                                                       --------               --------
Net Asset Value, End of Period                         $   5.48               $   7.75
                                                       ========               ========
Total Return                                             (29.29)%               (16.03)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $    309               $     69
Ratio of Expenses to Average Net Assets                    1.20%                  1.15%
Ratio of Net Income to Average Net Assets                 (0.78)%                (0.63)%
Ratio of Expenses to Average Net Assets
 (excluding waivers and reimbursements)                    7.23%                  5.90%
Ratio of Net Income to Average Net Assets
 (excluding waivers and reimbursements)                   (6.81)%                (5.38)%
Portfolio Turnover Rate                                     361%                   280%
---------------------------------------------------------------------------------------------

(1) Class IB shares have been offered since May 3, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

                            11 PROSPECTUS - First American Insurance Portfolios
                                             Class IB Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the portfolios is available in the portfolios' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the portfolios and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the portfolios' investments will be available in the portfolios' annual and semiannual reports to shareholders. In the portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios' performance during their last fiscal year.

You can obtain a free copy of the portfolios' SAI and/or free copies of the portfolios' most recent annual or semiannual reports by calling your participating insurance company. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the portfolios is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

SEC file number: 811-09765

FAIP-2003                                        [LOGO] FIRST AMERICAN FUNDS(TM)